Exhibit 99.1

Annual Shareholders Meeting Saint Louis, Missouri April 26, 2007 Unearthing ValueArch Coal, Inc.

Forward-looking information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degree s, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including t hose of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other me asures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation. Slide 2

In 2006, Arch Coal unearthed value for our shareholders through: Growth Opportunities `Coal Creek `Skyline `Mountain Laurel `Knight Hawk Technology Leadership `DKRW Advanced Fuels Stock Optimization `Two-for-one stock split `50% increase in stock dividend `Share buy-back program And we laid the foundation for even greater growth in the years ahead Slide 3Source: ACI

# Coal will remain a vital part of America's – and the developing world's – energy future

U.S. Energy Reserves
*(in trillion Btu)*


Coal (95%)
Oil (2%)
Natural Gas (3%)

Cumulative 4-Yr Percent Change in Global Energy Consumption
*2001-2005*
*(in millions of tons of oil equivalent)*


Coal
23.0%
Hydro
12.1%
Nat Gas
11.7%
Oil
7.9%
Nuke
4.4%
China & India
Rest of World

Slide 4

Source: EIA, Platts and BP Statistical Review of World Energy 2006

EIA projects U.S. coal use and market share to increase over next 25 years Market Share by Fuel TypeU.S. Fuel Prices (in billion kWh)($/mm BTU, at 3/30/07) 57% Coal 49% 15% Nuclear$12.04 19% $9.89 17% Natural Gas 20% 5% Hydro 7% 4%$0.52 Renewable 3% PRB 8800Nat. Gas Crude Oil 2% Crude OilFOB mine (2008)wellhead (Jan. 2008) 2% 20062030 Slide 5Source: EIA, Platts and NYMEX

Construction is now underway on more than 11 GW of new coal-fueled capacity WPS Weston #4 (Wisc.) Cleco Rodemacher #3 (La.)OPP Nebraska City #2 (Neb.) 500 MW / June 2008600 MW / June 2008663 MW / May 2009 T.S. Power Boulder Valley (Nev.) MidAmer. Council Bluffs (Iowa) Elm Road Generating (Wis.) 200 MW / Jan. 2010790 MW / May 2007600 MW / July 2009 Slide 6Source: ACI

# Arch's PRB operations may prove advantageous for sourcing new coal plants

### Under Construction



10.4 GW
PRB
CAPP
Illinois

- Total coal demand of 40 million tons
- Powder River Basin expected to capture 35 million tons

### Advanced Development



10.0 GW
PRB
CAPP
WBIT
Illinois
NAPP
Lignite

- Total coal demand of 34 million tons
- Powder River Basin expected to capture 12 million tons

### Early Development



21.4 GW
PRB
CAPP
Illinois
Other
NAPP
Lignite

- Total coal demand of 79 million tons
- Powder River Basin expected to capture 34 million tons

**Net new coal-fueled generating capacity announcements total close to 80 GW**

Slide 7

Source: Platts and ACI estimates

# Over the long-term, clean-coal technologies can create new markets for coal







- A plug-in hybrid is one entry for coal into the transportation market
  - *Likely to create significant off-peak demand for electricity*

- Coal can be converted into ultra-low-sulfur diesel fuel
  - *At current oil prices, coal-to-liquids facilities appear economically feasible*

- Gasification can reduce emissions & transform coal into pipeline-quality natural gas
  - *IGCC & CCS should enable coal to prosper in a carbon constrained world*

**Public policy initiatives aimed at domestic energy security are leading to energy legislation and financial incentives for clean-coal-technology development**

Slide 8

Source: ACI

Debate on potential future CO2 regulation is focused on energy security and climate Cannot reduce dependence on foreign oil without increased coal use `Can advance clean-coal technology investment Progress on carbon capture and storage (CCS) is accelerating `Stabilizing CO2 concentrations without CCS is virtually impossible `Recent announcement by AEP shows real progress on CCS IGCC plants are now gaining traction `Technology providers eager to establish the industry standard Most realistic way to de-carbonize automotive fleet is to electrify (employing centralized CCS) `Plug-in hybrids increasingly viewed as key part of solution `Off-peak power demand will most benefit lowest cost fuels Slide 9Source: ACI

About Arch Coal, Inc. One of the largest coal producers in the nation with a leading position in all three major low-sulfur basins Core business is providing U.S. power generators with clean-burning, low-sulfur coal for electric generation `Supplies roughly 11% of U.S. coal needs `Provides source fuel for roughly 6% of U.S. electricity Talented workforce operates large, modern mines Industry leader in mine safety, productivity and reclamation Slide 10Source: ACI

Arch’s national scope of operations includes presence in four major U.S. coal basins Powder River Basin Illinois Basin 1.Coal Creek 2.Black Thunder 1 2 12 4Knight Hawk21 33 45Central Appalachia 1.Mountain Laurel 2.Coal-Mac Western Bituminous3. Mingo Logan 4.Cumberland River 1.Skyline5. Lone Mountain 2.Dugout 3.Sufco 4.West Elk Leading operating position in all three major low-sulfur basins Equity interest in an Illinois Basin producer, Knight Hawk Slide 11Source: ACI

Arch’s long-term success hinges on three crucial areas of performance Achieving industry-leading productivity rates `Three of top eight most productive longwall mines `Sufco most productive underground mine in 2006 `Surface mines produced 210% more tons than industry average Operating the world’s safest coal mines `Sentinels of Safety — Safest underground coal mine `Second best-year on record for lost-time incidents `Outperformed the industry safety average by three times Acting as responsible citizens and environmental stewards `National Good Neighbor Award `Greenlands Award — Best reclamation in West Virginia Slide 12Source: ACI and Public Sources

Arch has the cleanest balance sheet among major U.S. coal producers Legacy Liabilities of Largest U.S. Coal Companies 12/31/06 (in millions) Pension Reclamation $3,357Postretirement Medical Workers’ Comp $2,267 $771 $397$337 Competitor #1 Competitor #2 Competitor #3 Competitor #4Arch Coal Slide 13Source: SEC filings compiled by ACI

# U.S. coal markets weakened in 2006, but appears to be on the rebound


2006 (in millions of tons)
Supply
+26
-10
Demand

- Factors causing demand decline
  - *Mild winter; mild summer (East)*
  - *Near-record nuclear availability*
  - *Strong hydro year*
- Low gas prices allowed coal stockpile conservation efforts
- Led to generator stockpile increase of an estimated 35 million tons

---

- Correction may be near
  - *Stronger gas prices*
  - *Return of normal weather*
  - *Electric generation up 4.6% YTD*
  - *Coal production down 1.8% YTD*
  - *Renewed CAPP permitting issues*
  - *Seaborne coal markets strengthening*
  - *Met market – tugging at steam*
  - *Long-term supply pressures in East*
  - *New plants on horizon*

Slide 14

Source: ACI and NMA

# We've reduced production levels and are containing costs in weak market cycle



- Reduce production targets
  - *Preserve value of reserves for future when demand rebounds*
- Lower capital spending
  - *Align spending with market demand and reduced production levels*
- Focus on cost control
- Maintain upside exposure
  - *Unpriced position translates into more upside potential when market rebounds*
  - *Creates long-term value for shareholders*

*Guidance*
*(charts in millions)*


2006
2007E
127
133
$502
$260
Volume midpoint*
Capex midpoint**

*Unpriced tons at 3/30/07*


10-15
70 - 80
110 - 120
2007
2008
2009

**Volume excludes pass-through tons associated with Magnum transaction*
***Capex excludes reserve additions*

Source: ACI

Slide 15

Arch’s 2006 operating results demonstrated significant progress Earnings per shareAdjusted EBITDA (per diluted share basis)(in millions) $1.80$545 $290 $0.17 2005 20062005 2006 Achieved rising price realization per ton in all regions due to the roll-off of lower-priced contracts Expanded operating margin per ton in all regions due to better price realization and cost control initiatives Note: Reconciliation appears on last page of handout, may not tie due to rounding Slide 16Source: ACI

Arch records solid performance in 1Q07 despite a weak market environment Earnings per shareAdjusted EBITDA (per diluted share basis)(in millions) $0.42$140.0$108.5 $0.20 1Q06 1Q071Q06 1Q07 Reduced production volume targets impacted 1Q results Benefited from higher price realizations at our Western operations compared to 4Q06 Plan to expand on our results and expect improving market fundamentals as the year progresses Note: Reconciliation appears on last page of handout, may not tie due to rounding Slide 17Source: ACI

Arch’s future strategic growth possibilities are exciting Invest in core businesses to enhance profit growth and return on capital as well as evaluate opportunities to further upgrade and expand reserve base Consider acquisitions or investments that strategically fit and create shareholder value Expand market for coal through Btu conversion technologies that provide significant upside Slide 18Source: ACI

Reconciliation to Non-GAAP Measures (Adjusted EBITDA) Adjusted EBITDA: Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believ e that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Year Ended December 31, 20062005 (Unaudited) Net income$ 260,931$ 38,123 Income tax (benefit) expense7,650(34,650) Interest expense, net60,63963,120 Depreciation, depletion and amortization 208,354212,301 Expenses from early debt extinguishment and other non-operating7,44711,264 Adjusted EBITDA$ 545,021$ 290,158 Slide 19Source: ACI

Reconciliation to Non-GAAP Measures (Adjusted EBITDA) Adjusted EBITDA: Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believ e that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The tables below show how we calculate Adjusted EBITDA. Three Months Ended March 31, 20072006 (Unaudited) Net income$ 28,724$ 60,687 Income tax expense4,65017,900 Interest expense, net16,58714,157 Depreciation, depletion and amortization 57,62045,821 Expenses from early debt extinguishment and other non-operating9021,393 Adjusted EBITDA$ 108,483$ 139,958 Slide 20Source: ACI